Exhibit 99.1 Investor Presentation First Quarter 2019

Forward Looking Statement Disclosure Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements. As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation: (i) economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; (ii) the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry; (iii) management’s ability to effectively execute its business plans; (iv) mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; (v) the possibility that any of the anticipated benefits of the Company’s merger with MainSource Financial Group, Inc. will not be realized or will not be realized within the expected time period; (vi) the effect of changes in accounting policies and practices; (vii) changes in consumer spending, borrowing and saving and changes in unemployment; (viii) changes in customers’ performance and creditworthiness; and (ix) the costs and effects of litigation and of unexpected or adverse outcomes in such litigation. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in the Form 10-K for the year ended December 31, 2018, as well as our other filings with the SEC, which are available on the SEC website at www.sec.gov. All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing. Except as required by law, the Company does not assume any obligation to update any forward-looking statement. 2

Presentation Contents About First Financial Bancorp Financial Performance Appendix 3

Company Overview Overview Lines of Business Founded: 1863 Commercial Headquarters: Cincinnati, Ohio C&I, O-CRE, ABL, Equipment Finance, Treasury Retail Banking Banking Centers: 159 Consumer, Business Banking, Small Business Assets: $14.1 billion Mortgage Banking Loans: $8.8 billion Wealth Management / Private Banking Deposits: $10.1 billion Investment Commercial Real Estate Wealth Mgmt: $4.3 billion Commercial Finance $2.6 billion AUM $1.7 billion brokerage NASDAQ: FFBC 3.37% 3.66% 2.59% 2.48% 2.69% $29.35 $30.65 $29.70 $23.72 $24.06 1Q18 2Q18 3Q18 4Q18 1Q19 www.bankatfirst.com Share Price Dividend Yield 4

Current Priorities . Achieve targeted income and balance sheet growth objectives . Develop / begin implementation of strategic technology roadmap . Execute acquisition strategy . Prioritize fee based businesses: wealth, capital markets . In-market bank acquisitions that provide improved market share or niche businesses / expertise . Continue transformation of distribution network . . Open new flagship location in downtown Cincinnati Speed transition to advising functions . . Consolidate / close existing locations Limited openings in strategic locations . Drive associate engagement and cultural development . Complete development of CECL framework 5

Post–merger Success and Growth Strategies Post-merger Metrics1 Growth Plans • 1.58% return on assets • Continued focus on increasing loan originations and total revenue • 19.85% return on tangible within existing markets common equity • Targeted lending staff additions in • 50.91% efficiency ratio new and emerging markets • $1.1 billion tangible common • Strategic acquisitions equity; 9.15% of tangible assets • • $140 million total capital above Target fee-based businesses (i.e. wealth management, capital internal targets and $394 million markets, etc.) above regulatory minimum for well capitalized • Whole bank or branch deals within or adjacent to our existing • Tangible book value increased to geographic footprint $12.19 from $11.75 pre-merger • Dividend yield approximately 3.7% as of March 31, 2019 All dollars shown in millions 1 Last 12 months adjusted for merger-related items 6

Capital Strategy & Deployment Tangible Book Value Per Share Strategy & Deployment • Announced in 1Q19 share repurchase plan of up to 5 million shares, or $12.19 approximately 5.0% of the Company's $11.75 $11.72 issued and outstanding shares $11.25 $11.01 • No shares repurchased during the first quarter • Targeted dividend payout ratio remains 35-40% 1Q18 2Q18 3Q18 4Q18 1Q19 Tangible Book Value per Share 7

Revenue Growth Strategies 8

Franchise Growth Plans 9

Market Centric Strategies METRO MARKETS COMMUNITY MARKETS HEADQUARTERS NATIONAL Louisville, KY Southeastern IN Columbus, OH South Central IN Greater Cincinnati Industry Specific Indianapolis, IN Northwest IN Northern KY Dayton, OH Northern OH th Low brand awareness High brand awareness 4 in market share Niche offering Low market share High market share All business lines represented Hometown Community Deepen relationships Build relationships through becoming Significant branch network the Premier Business Bank Oak Street Funding Expand product offering Alternative to larger banks Bank the business, the business owners and the employees Mass player, based on brand, First Franchise Capital Word-of-mouth referrals reputation and legacy Leads to targeted growth across all business lines Leads to organic growth Visible presence Large associate population 10

Invest in First Financial . Experienced and proven management team . Increased scale to invest in franchise . Proven & sustainable business model . Well managed through the cycle . Conservative operating philosophy . Consistent profitability – 114 consecutive quarters . Top quartile performer – ROAA, ROATCE, Efficiency . Robust capital management . Prudent steward of shareholders’ capital . Strong asset quality . Well defined M&A strategy . Selective markets, products & asset diversification 11

Invest in First Financial Total Shareholder Return1,2,3,4 56.0% 56.5% 53.5% 43.6% 38.2% 28.8% 13.2% 8.7% 2.2% -4.6% -11.9% -15.7% 5 Year 3 Year 1 Year YTD 2019 FFBC KBW Peer Median KBW Peer Top Quartile 1 Includes dividend reinvestment. 2 Peer group includes KBW regional bank index peers. 3 Based on stock price as of 03/31/2019. 4 Beginning date is 04/01/2018 for the 1-year return, 04/01/2016 for the 3-year return, and 04/01/2014 for the 5-year return. 12

Presentation Contents About First Financial Bancorp Financial Performance Appendix 13

1Q 2019 Results

114th Consecutive Quarter of Profitability

Profitability

- Net income = $45.8 million or $0.47 per diluted share. Adjusted net income = $47.4 million or $0.48 per diluted share[1,2].
- Return on average assets = 1.33%. Adjusted return on average assets = 1.38%[1].
- Return on average shareholders' equity = 8.88%. Adjusted return on average shareholders' equity = 9.16%[1].
- Return on average tangible common equity = 15.95%[1]. Adjusted return on average tangible common equity = 16.45%[1].

Income Statement

- Net interest income = $121.5 million.
- Net interest margin of 4.05% on a GAAP basis; 4.10% on a fully tax equivalent basis[1].
- Noninterest income = $26.8 million; $26.9 million[1] as adjusted.
- Noninterest expense = $78.5 million; $76.7 million[1] as adjusted for merger related items.
- Efficiency ratio = 52.92%. Adjusted efficiency ratio = 51.68%[1].
- Effective tax rate of 17.8%. Adjusted effective tax rate of 17.9%[1].

Balance Sheet

- EOP assets increased $87.6 million compared to the linked quarter to $14.1 billion.
- EOP loans decreased $15.0 million compared to the linked quarter to $8.8 billion.
- Average deposits increased $17.8 million compared to the linked quarter to $10.1 billion.
- EOP investment securities increased $63.6 million compared to the linked quarter.

Asset Quality

- Provision expense = $14.1 million. Net charge-offs = $13.9 million. NCOs / Avg. Loans = 0.64% annualized.
- Net charge-offs include $10.0 million related to a single franchise borrower
- Nonperforming Loans / Total Loans = 0.93%. Nonperforming Assets / Total Assets = 0.60%.
- ALLL / Nonaccrual Loans = 95.40%. ALLL / Total Loans = 0.64%. Classified Assets / Total Assets = 1.01%.

Capital

- Total capital ratio = 14.24%.
- Tier 1 common equity ratio = 12.03%.
- Tangible common equity ratio = 9.15%.
- Tangible book value per share = $12.19.

FIRST
first financial bancorp

[1] Non-GAAP financial measure which management believes facilitates a better understanding of the Company's financial condition. See Appendix for Non-GAAP reconciliation.
[2] See Slide 16 for Adjusted Earnings detail.

14

1Q 2019 Highlights Solid quarterly earnings Adjusted1 earnings per share - $0.48 Adjusted1 return on assets – 1.38% Adjusted1 return on average tangible common equity – 16.45% Net income reduced by $7.9 million after-tax, or $0.08 per share, for a single franchise charge-off Adjusted1 earnings exclude $1.8 million of merger-related costs Strong net interest margin Decline driven by lower loan fees as well as moderated impact from purchase accounting Disciplined expense management Well controlled adjusted1 noninterest expense of $76.7 million Higher seasonal occupancy expenses offset by declines in other non-personnel expenses Stable loan balances 8% linked quarter increase in loan origination activity offset by prepayments Average loan balances increased $11.0 million compared to the linked quarter Modest deposit growth primarily in brokered and retail CD’s Time deposit growth more than offset seasonal declines in business DDA and public funds Credit quality affected by franchise charge-off Annualized net charge-offs increased to 64 bps as a percentage of average loans for the quarter Decline in nonperforming assets impacted by charge-off related to a single franchise borrower as well as work out activity Capital expansion continues Total capital of 14.24%; Tier 1 common equity of 12.03%; Tangible common equity of 9.15% Tangible book value increased to $12.19 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. 15

Adjusted Net Income 1 The table below lists certain adjustments that we believe are significant to understanding our quarterly performance. 1Q 2019 4Q 2018 As Reported Adjusted As Reported Adjusted Net interest income $ 121,515 $ 121,515 $ 125,959 $ 125,959 Provision for loan and lease losses $ 14,083 $ 14,083 $ 5,310 $ 5,310 Noninterest income $ 26,827 $ 26,827 $ 29,504 $ 29,504 plus: losses on investment securities - 34 A - 60 A less: gains from the redemption of off balance sheet securitizations - - - (1,645) A Total noninterest income $ 26,827 $ 26,861 $ 29,504 $ 27,919 Noninterest expense $ 78,499 $ 78,499 $ 83,352 $ 83,352 less: merger-related expenses - 1,651 A - 3,264 A less: severance expenses - 83 A - 4,221 A less: other - 78 A - - Total noninterest expense $ 78,499 $ 76,687 $ 83,352 $ 75,867 Income before income taxes $ 55,760 $ 57,606 $ 66,801 $ 72,701 Income tax expense $ 9,921 $ 9,921 $ 11,787 $ 11,787 plus: tax effect of adjustments (A) @ 21% statutory rate - 388 - 1,239 Total income tax expense $ 9,921 $ 10,309 $ 11,787 $ 13,026 Net income $ 45,839 $ 47,297 $ 55,014 $ 59,675 Net earnings per share - diluted $ 0.47 $ 0.48 $ 0.56 $ 0.61 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. All dollars shown in thousands, except per share amounts. 16

Profitability Diluted EPS Return on Average Assets 1.72% 1.60% 1.64% $0.61 1.49% $0.57 $0.58 1.38% $0.52 $0.48 1.59% 1.45% $0.56 1.40% 1.33% $0.49 $0.51 $0.47 1.05% $0.37 1Q18 2Q18 3Q18 4Q18 1Q19 1Q18 2Q18 3Q18 4Q18 1Q19 ROA Adjusted ROA 1 DilutedEPS Adjusted EPS1 Return on Avg Tangible Common Equity Efficiency Ratio 21.00% 20.83% 21.29% 67.5% 18.24% 56.4% 53.8% 56.1% 53.6% 52.9% 16.45% 51.6% 51.1% 49.3% 51.7% 18.5% 19.6% 17.2% 16.0% 13.7% 1Q18 2Q18 3Q18 4Q18 1Q19 1Q18 2Q18 3Q18 4Q18 1Q19 1 ROATCE Adjusted ROATCE Efficiency Ratio Adjusted Efficiency Ratio 1 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. 17

Net Interest Margin Net Interest Margin (FTE) 1Q19 NIM (FTE) Progression 4Q18 4.21% 4.21% Asset yields 0.14% 4.15% 4.12% 4.10% 0.29% Asset mix -0.03% 0.29% 0.29% 0.23% 3.84% Loan fees -0.06% 0.17% 0.11% 0.15% 0.15% 0.13% Funding costs -0.09% Funding mix -0.01% 3.75% 3.76% 3.69% 3.71% 3.70% Purchase accounting -0.06% 1Q18 2Q18 3Q18 4Q18 1Q19 1Q19 4.10% Basic Margin (FTE) Loan Fees Purchase accounting 18

Average Balance Sheet Average Loans Average Deposits 5.73% 5.69% 5.49% 5.53% 0.78% 0.60% 0.57% 0.59% 0.68% 5.05% $8,933 $8,849 $8,766 $8,773 $10,383 $9,888 $10,050 $10,068 $6,018 $6,903 1Q18 2Q18 3Q18 4Q18 1Q19 1Q18 2Q18 3Q18 4Q18 1Q19 1 Gross Loans Loan Yield (Gross) Total Deposits Cost of Deposits Average Securities 3.44% 3.30% 3.16% 3.21% 3.04% $3,157 $3,168 $3,205 $3,356 $2,043 1Q18 2Q18 3Q18 4Q18 1Q19 Average Investment Securities Investment Securities Yield All dollars shown in millions 1 Includes loans fees and purchase accounting accretion 19

Loan Portfolio Loan LOB Mix (EOP) Net Loan Change-LOB (Linked Quarter) Total $8.8 billion ICRE $55.0 $1,107 Commercial -$26.4 13% $2,763 1 Small Business Banking -$41.2 $1,017 31% 12% Consumer -$18.2 $891 Mortgage $20.8 10% Commercial Finance -$5.1 $1,249 $1,782 14% 20% Other $0.1 ICRE Commercial Small Business Banking Consumer Total growth/(decline): ($15.0 million) Mortgage Commercial Finance 1 Decline primarily related to commercial real estate loans. All dollars shown in millions. 20

Loan Portfolio C&I Loans by Industry 1 CRE Loans by Collateral 2 C&I Loans: $3.7B CRE Loans: $3.1B Wholesale Trade Hotel/Motel 6% 11% Real Estate and Agriculture, Manufacturing Strip Center Nursing/Assisted Rental and Forestry, Fishing 13% Office Living Leasing and Hunting 7% 15% 6% 9% 6% Residential, 1-4 Health Care and Accommodation Family Social and Food 5% Assistance Services 5% 15% Restaurant 3% Retail 16% Industrial Facility Other Services 3% Finance and 5% Medical Office Insurance Professional, 2% 16% Scientific, and Technical Residential, All others Services Multi Family 5+ 15% Other 5% 17% 15% Construction 5% 1 Industry types included in Other representing greater than 1% of total C&I loans include Retail Trade, Transportation & Warehousing, Public Administration, Waste Management, and Arts, Entertainment & Recreation. Includes owner-occupied CRE. 2 Collateral types included in Other representing greater than 1% of total CRE loans include Student Housing, Warehouse, Mini Storage, Commercial Lot, and Real Estate IUB Other. 21

Deposits Deposit Product Mix (Avg) 1Q19 Average Deposit Progression Total $10.1 billion Interest-bearing demand -$55.2 $1,354 $2,324 14% 23% Public Funds -$59.7 $1,453 Savings $4.1 14% $731 7% Money Markets -$41.2 $890 $1,403 9% Retail Time Deposits $51.9 14% $1,913 19% Brokered CDs $104.8 Noninterest-bearing $13.1 Interest-bearing demand Public Funds Savings Money Markets Retail Time Deposits Brokered CDs Total growth/(decline): Noninterest-bearing $17.8 million All dollars shown in millions. 22

Investment Portfolio . Total EOP investments of approximately $3.4 billion . Investment portfolio / total assets = approximately 24% . Portfolio duration = estimated 3.1 years Portfolio Composition Portfolio Quality Corporate Regulatory Debt obligations of U.S. securities, 2% Non-Agency stock, 3% Government Agency, 1% pass-through securities, 4% AA+, Non-Agency Agency CMOs, AAA, 17% 5% AA, CMOs, 5% 22% 4% AA-, FRB/FHLB 4% Stock, 3% A+, 3% Agency pass- through BBB, 2% securities, 14% Commercial Other, 10% MBSs, 17% Asset-backed securities, 15% Municipal bond securities, Agency, 52% 17% 23

Noninterest Income and Noninterest Expense Noninterest Income Noninterest Expense1 Total $26.8 million Total $78.5 million $4,674 $15,414 18% 20% $8,903 $1,890 33% $5,127 7% 6% $1,704 $47,912 6% $10,046 61% 13% $5,586 $4,070 21% 15% Service Charges Wealth Mgmt Salaries and benefits Occupancy and equipment Bankcard Client derivatives Data processing Other Gains from sales of loans Other 1 Includes $1.7 million of merger-related expenses Combined FTE 2,152 2,118 2,028 2,073 2,087 863 1,289 1Q18 2Q18 3Q18 4Q18 1Q19 FTE-FFBC FTE-MSFG All dollars shown in thousands. 24

Asset Quality Classified Assets / Total Assets Nonperforming Assets / Total Assets 1.00% 1.00% 0.63% 0.98% 0.94% 1.01% 0.60% 0.52% $139.3 $138.9 $142.0 0.46% 0.47% $131.7 $88.2 $83.9 $64.2 $64.6 $46.3 $87.6 1Q18 2Q18 3Q18 4Q18 1Q19 1Q18 2Q18 3Q18 4Q18 1Q19 Classified Assets Classified Assets / Total Assets NPAs NPAs / Total Assets Allowance / Total Loans Net Charge Offs & Provision Expense 0.64% 0.89% 0.29% 0.13% 0.18% 0.65% $14.1 0.61% 0.64% 0.64% -0.02% $13.9 $54.4 $54.1 $57.7 $56.5 $56.7 $6.5 $5.3 $4.0 $3.7 $3.2 $1.9 $2.3 -$0.4 1Q18 2Q18 3Q18 4Q18 1Q19 1Q18 2Q18 3Q18 4Q18 1Q19 Allowance for Loan Losses ALLL / Total Loans NCOs Provision Expense NCOs / Average Loans All dollars shown in millions. 25

Franchise Lending Portfolio Overview Quality Portfolio . Well-regarded national brand concepts • Top 15 concepts comprise 80% of $9.4 $12.7 portfolio outstandings 2% 2% • Financing for acquisition, development of new stores, and remodeling of existing stores . Disciplined portfolio management • Annual concept reviews • Annual reviews of borrower relationships • Ongoing monitoring of borrower financial performance • Granular portfolio • Average relationship: $3.4 million • Top 10 relationships comprise 30% $518.0 of the portfolio 96% • Largest relationship exposure is $17.5 million Total $540 million Pass Special mention Substandard/Nonaccrual All dollars shown in millions. 26

Capital Total Capital Ratio Tier 1 Common Equity Ratio 14.10% 14.24% 12.03% 13.77% 11.87% 13.17% 13.36% 11.52% 12.50% 10.50% 11.15% 10.77% 1Q18 2Q18 3Q18 4Q18 1Q19 1Q18 2Q18 3Q18 4Q18 1Q19 Tier 1 Common Equity Ratio Target Total Capital Ratio Target Tangible Common Equity Ratio 9.15% 8.79% 8.53% 8.41% 8.30% 7.50% 1Q18 2Q18 3Q18 4Q18 1Q19 Tangible Common Equity Ratio Target All capital numbers are considered preliminary. 27

2Q19 Outlook1 . Annualized loan growth expected to be in the low to mid single digits on a Balance Sheet percentage basis . NIM (FTE) 3.81 - 3.86%, excluding purchase accounting impact Net Interest Margin . Compares to 3.87% in 1Q19 . Credit Stable credit outlook . Noninterest income2 Seasonal increase to $29 - $31 million . Slight increase to $77 - $79 million Noninterest Expense2 . Efficiency ratio of 50 – 52% . Capital All capital ratios expected to exceed current internal targets . Taxes Effective tax rate of approximately 19.5% 1 See Forward Looking Statement Disclosure on page 2 of this presentation for a discussion of factors that could affect management’s expectations and results in future periods. 2 Management’s estimated outlook excludes merger-related activities. 28

Presentation Contents About First Financial Bancorp Financial Performance Appendix 29

Appendix: Our Markets . . Greater Cincinnati Indianapolis . . Loans $2.7 billion Loans $1.1 billion . . Deposits $2.5 billion Deposits $0.7 billion . . Deposit Market Share #4 (3.2%) Deposit Market Share #14 (1.6%) . . Banking Centers 54 Banking Centers 10 . . Fortune 500 Companies 9 Fortune 500 Companies 3 . . Central OH Louisville . . Loans $1.1 billion Loans $0.6 billion . . Deposits $0.4 billion Deposits $0.4 billion . . Deposit Market Share #13 (0.8%) Deposit Market Share #12 (1.9%) . . Banking Centers 5 Banking Centers 13 . . Fortune 500 Companies 5 Fortune 500 Companies 3 . . Community Markets Commercial Finance (National) . . Loans $1.9 billion Loans $1.1 billion . Deposits $4.5 billion . Banking Centers 77 All numbers as of 03/31/2019 except deposit market share which is as of 6/30/2018. Loan and deposit balances exclude special assets, loan marks, other out of market and corporately held balances. 30

Appendix: Non-GAAP Measures The Company’s earnings release and accompanying presentation contain certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). Such non-GAAP financial information should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting provides meaningful information and therefore we use it to supplement our GAAP information. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments and to provide an additional measure of performance. We believe this information is helpful in understanding the results of operations separate and apart from items that may, or could, have a disproportional positive or negative impact in any given period. For a reconciliation of the differences between the non-GAAP financial measures and the most comparable GAAP measures, please refer to the following reconciliation tables. to GAAP Reconciliation 31

Appendix: Non-GAAP to GAAP Reconciliation Net interest income and net interest margin - fully tax equivalent Three months ended Mar. 31, Dec. 31, Sep. 30, June 30, Mar. 31, 2019 2018 2018 2018 2018 Net interest income $ 121,515 $ 125,959 $ 123,485 $ 123,979 $ 75,812 Tax equivalent adjustment 1,523 1,442 1,567 1,420 718 Net interest income - tax equivalent $ 123,038 $ 127,401 $ 125,052 $ 125,399 $ 76,530 Average earning assets $ 12,163,751 $ 12,003,073 $ 12,056,627 $ 12,120,000 $ 8,087,848 Net interest margin* 4.05% 4.16% 4.06% 4.10% 3.80 % Net interest margin (fully tax equivalent)* 4.10% 4.21% 4.12% 4.15% 3.84% * Margins are calculated using net interest income annualized divided by average earning assets. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons. All dollars shown in thousands. 32

Appendix: Non-GAAP to GAAP Reconciliation

Additional non-GAAP ratios

(Dollars in thousands, except per share data)	Three months ended Mar. 31, 2019	Dec. 31, 2018	Sep. 30, 2018	June 30, 2018	Mar. 31, 2018
Net income (a)	$ 45,839	$ 55,014	$ 50,657	$ 36,418	$ 30,506
Average total shareholders' equity	2,094,234	2,042,884	2,021,400	2,000,093	929,474
Less:					
Goodwill	(878,541)	(878,669)	(882,917)	(883,179)	(204,083)
Other intangibles	(39,900)	(42,305)	(43,830)	(44,383)	(3,674)
MSR's	(9,896)	(9,986)	(9,183)	(9,895)	(1,487)
Average tangible equity (b)	1,165,897	1,111,924	1,085,470	1,062,636	720,230
Total shareholders' equity	2,130,419	2,078,249	2,035,520	2,012,937	939,985
Less:					
Goodwill	(879,727)	(880,251)	(881,033)	(883,025)	(204,083)
Other intangibles	(38,571)	(40,805)	(43,356)	(42,891)	(3,506)
MSR's	(9,891)	(9,974)	(9,971)	(8,740)	(1,464)
Ending tangible equity (c)	1,202,230	1,147,219	1,101,160	1,078,281	730,932
Total assets	14,074,263	13,986,660	13,842,667	13,920,167	8,898,429
Less:					
Goodwill	(879,727)	(880,251)	(881,033)	(883,025)	(204,083)
Other intangibles	(38,571)	(40,805)	(43,356)	(42,891)	(3,506)
MSR's	(9,891)	(9,974)	(9,971)	(8,740)	(1,464)
Ending tangible assets (d)	13,146,074	13,055,630	12,908,307	12,985,511	8,689,376
Risk-weighted assets (e)	10,358,805	10,241,159	10,222,466	10,251,147	7,240,731
Total average assets	13,952,551	13,768,958	13,822,675	13,956,360	8,830,176
Less:					
Goodwill	(878,541)	(878,669)	(882,917)	(883,179)	(204,083)
Other intangibles	(39,900)	(42,305)	(43,830)	(44,383)	(3,674)
MSR's	(9,896)	(9,986)	(9,183)	(9,895)	(1,487)
Average tangible assets (f)	$ 13,024,214	$ 12,837,998	$ 12,886,745	$ 13,018,903	$ 8,620,932
Ending shares outstanding (g)	98,613,872	97,894,286	97,914,526	97,904,897	62,213,823
Ratios					
Return on average tangible shareholders' equity (a)/(b)	15.95%	19.63%	18.52%	13.75%	17.18%
Ending tangible equity as a percent of:					
Ending tangible assets (c)/(d)	9.15%	8.79%	8.53%	8.30%	8.41%
Risk-weighted assets (c)/(e)	11.61%	11.20%	10.77%	10.52%	10.09%
Average tangible equity as a percent of average tangible assets (b)/(f)	8.95%	8.66%	8.42%	8.16%	8.35%
Tangible book value per share (c)/(g)	$ 12.19	$ 11.72	$ 11.25	$ 11.01	$ 11.75

All dollars shown in thousands.

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Appendix: Non-GAAP to GAAP Reconciliation

Additional non-GAAP measures

(Dollars in thousands, except per share data)	1Q19 As Reported	1Q19 Adjusted	4Q18 As Reported	4Q18 Adjusted	3Q18 As Reported	3Q18 Adjusted	2Q18 As Reported	2Q18 Adjusted	1Q18 As Reported	1Q18 Adjusted
Net interest income (f)	$ 121,515	$ 121,515	$ 125,959	$ 125,959	$ 123,485	$ 123,485	$ 123,979	$ 123,979	$ 75,812	$ 75,812
Provision for loan and lease losses	14,083	14,083	5,310	5,310	3,238	3,238	3,735	3,735	2,303	2,303
plus: provision expense adjustment										
Noninterest income	26,827	26,827	29,504	29,504	28,684	28,684	28,256	28,256	16,938	16,938
less: gains from the redemption of off balance sheet securitizations				(1,645)						
plus: Bankcard interchange						340		341		
plus: losses on sale of investment securities		34		60		279		30		
Total noninterest income (g)	26,827	26,861	29,504	27,919	28,684	29,303	28,256	28,627	16,938	16,938
Noninterest expense	78,499	78,499	83,352	83,352	85,415	85,415	102,755	102,755	52,288	52,288
less: severance expense		83		4,221		2,200		4,546		
less: merger-related expenses		1,651		3,264		5,205		19,397		1,985
less: indemnification asset impairment [1]										527
less: other		78								(113)
Total noninterest expense (e)	78,499	76,687	83,352	75,867	85,415	78,010	102,755	78,812	52,288	49,889
Income before income taxes (i)	55,760	57,606	66,801	72,701	63,516	71,540	45,745	70,059	38,159	40,558
Income tax expense	9,921	9,921	11,787	11,787	12,859	12,859	9,327	9,327	7,653	7,653
plus: tax effect of adjustments		388		1,239		1,685		5,106		504
plus: tax reform impact on DTLs & tax partnerships										
plus: after-tax impact of historic tax credit write-down @ 35%										
Total income tax expense (h)	9,921	10,309	11,787	13,026	12,859	14,544	9,327	14,433	7,653	8,157
Net income (a)	$ 45,839	$ 47,297	$ 55,014	$ 59,675	$ 50,657	$ 56,996	$ 36,418	$ 55,626	$ 30,506	$ 32,401
Average diluted shares (b)	98,436	98,436	98,468	98,468	98,484	98,484	98,432	98,432	62,181	62,181
Average assets (c)	13,952,551	13,952,551	13,768,958	13,768,958	13,822,675	13,822,675	13,956,360	13,956,360	8,830,176	8,830,176
Average shareholders' equity	2,094,234	2,094,234	2,042,884	2,042,884	2,021,400	2,021,400	2,000,093	2,000,093	929,474	929,474
Less:										
Goodwill and other intangibles	(928,337)	(928,337)	(930,960)	(930,960)	(935,930)	(935,930)	(937,457)	(937,457)	(209,244)	(209,244)
Average tangible equity (d)	1,165,897	1,165,897	1,111,924	1,111,924	1,085,470	1,085,470	1,062,636	1,062,636	720,230	720,230

[1] - Impairment charge related to preliminary agreement to terminate FDIC loss sharing agreements.

Ratios	1Q19 As Reported	1Q19 Adjusted	4Q18 As Reported	4Q18 Adjusted	3Q18 As Reported	3Q18 Adjusted	2Q18 As Reported	2Q18 Adjusted	1Q18 As Reported	1Q18 Adjusted
Net earnings per share - diluted (a)/(b)	$ 0.47	$ 0.48	$ 0.56	$ 0.61	$ 0.51	$ 0.58	$ 0.37	$ 0.57	$ 0.49	$ 0.52
Return on average assets - (a)/(c)	1.33%	1.38%	1.59%	1.72%	1.45%	1.64%	1.05%	1.60%	1.40%	1.49%
Return on average tangible shareholders' equity - (a)/(d)	15.95%	16.45%	19.63%	21.29%	18.52%	20.83%	13.75%	21.00%	17.18%	18.24%
Efficiency ratio - (e)/((f)+(g))	52.9%	51.7%	53.6%	49.3%	56.1%	51.1%	67.5%	51.6%	56.4%	53.8%
Effective tax rate - (h)/(i)	17.8%	17.9%	17.6%	17.9%	20.2%	20.3%	20.4%	20.6%	20.1%	20.1%

FIRST
first financial bancorp

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Update -New colors 35